EXHIBIT 2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




         We consent to the use in this Registration Statement on Form S-8 of our report dated October 9, 1996 relating to the financial statements of Packaging Plus Services, Inc. as of June 30, 1996 and for each of the years in the two year period then ended.







                                        /S/ FELDMAN RADIN & CO., P.C.
                                        Feldman Radin & Co., P.C.
                                        Certified Public Accountants

September 12, 1997
New York, New York